UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2023

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue
New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 209-6132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	INTEU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	INTE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	INTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

General

On October 19, 2023, Integral Acquisition Corporation I, a Delaware corporation (“Integral 1”) entered into a business combination agreement (the “Business Combination Agreement”), with Flybondi Limited, a limited company incorporated under the laws of England and Wales (“Flybondi”), FB Parent Limited, a limited company incorporated under the laws of England and Wales (“FB Parent”), Gaucho MS, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of FB Parent (“Merger Sub”), and certain holders of Flybondi’s outstanding shares that have executed the Business Combination Agreement (the “Signing Sellers”), which provides for a proposed business combination through a series of related transactions (collectively, the “Business Combination”). After the date of the Business Combination Agreement, other holders of the Company’s outstanding shares and/or options (collectively, the “Joining Sellers” and, together with the Signing Sellers, the “Sellers”) may join the Business Combination Agreement be executing and delivering to Integral 1, FB Parent and Flybondi a joinder agreement (a “Seller Joinder”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Business Combination Agreement

Structure of the Proposed Business Combination

The Business Combination Agreement provides for, among other things, the following transactions: (i) FB Parent will acquire the shares of Flybondi (the “Flybondi Shares”) held by the Sellers in exchange for the issuance by FB Parent of new ordinary shares of FB Parent (the “Share Exchange”), and (ii) Integral 1 will merge with and into Merger Sub (the “Merger”), with Integral 1 continuing as the surviving entity and as a wholly-owned subsidiary of FB Parent, and each issued and outstanding security of Integral 1 immediately prior to the Merger will be cancelled and converted into the right of the holder thereof to receive a substantially equivalent security of FB Parent.

In connection with the closing of the Business Combination (the “Closing”), (i) FB Parent and certain holders of FB Parent securities upon the Closing, including Integral Sponsor, LLC (the “Sponsor”), certain Integral 1 directors and executive officers and certain Sellers will enter into a lock-up agreement (the “Lock-Up Agreement”) with respect to certain equity or equity-linked securities of FB Parent as set forth in the Lock-Up Agreement (the “Lock-Up Securities”), and (ii) FB Parent and certain holders of FB Parent securities upon the Closing, including the Sponsor and certain Sellers, will enter into a registration rights agreement (the “Registration Rights Agreement”) with respect to certain equity or equity-linked securities of FB Parent as set forth in the Registration Rights Agreement (the “Covered Securities”), in each case as further described below.

Consideration

At the effective time of the Share Exchange, the total consideration to be paid by FB Parent to the Sellers for their Flybondi Shares shall be an aggregate number of FB Parent ordinary shares valued at $10.00 per share, with an aggregate value of up to $300,000,000, with such amount equaling $300,000,000 if all holders of Flybondi Shares that are not Signing Sellers participate in the transactions by executing Seller Joinders by the Business Combination Agreement. Each Flybondi Share outstanding immediately prior to the effective time of the Share Exchange and held by a Seller will be exchanged for the number of FB Parent ordinary shares equal to the exchange ratio as provided in the Business Combination Agreement. All of the in-the-money vested Flybondi options outstanding immediately prior to the Share Exchange will be exercised and converted into the right to receive the number of FB Parent options equal to the exchange ratio as provided in the Business Combination Agreement. All unvested and/or out-of-the-money Flybondi options will be converted into options to purchase ordinary shares of FB Parent.

At the effective time of the Merger, each issued and outstanding share of Integral 1 common stock will be automatically converted into and exchanged for one FB Parent ordinary share, and each issued and outstanding Integral 1 warrant will be automatically converted into and become one FB Parent warrant to purchase FB Parent ordinary shares.

Registration Statement and Integral 1 Stockholder Meeting

FB Parent, Integral 1 and Flybondi will prepare and FB Parent will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of certain securities to be issued by FB Parent pursuant to the proposed Business Combination, which will include a proxy statement/prospectus that will constitute (i) a prospectus relating to the offer of such FB Parent securities and (ii) a proxy statement to be distributed to Integral 1’s stockholders in connection with the solicitation of proxies for the vote at a special meeting of Integral 1’s stockholders (the “Integral 1 Stockholder Meeting”) to be held to approve the proposed Business Combination and other matters as described in the Registration Statement, and in connection with the approval thereof, to provide Integral 1’s public stockholders with the opportunity to redeem their shares of Integral 1 common stock in accordance with the redemption rights set forth in Integral 1’s governing documents.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of Integral 1, Flybondi, FB Parent, Merger Sub and the Signing Sellers relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization. The Business Combination Agreement also contains certain customary covenants by each of Integral 1 and Flybondi during the period between the execution of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including, among other things, (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business consistent with past practice; (3) timely filing of Integral 1’s public filings; (4) no insider trading; (5) notifications of certain breaches, consent requirements or other matters; (6) efforts to consummate the Closing, obtain third party and regulatory approvals and satisfy other conditions to Closing; (7) tax matters; (8) further assurances, (9) “no shop” obligations and (10) confidentiality.

Flybondi agreed to use reasonable best efforts to deliver as promptly as reasonably practicable the financial statements of Flybondi, its subsidiaries and FB Parent that are (i) required by the applicable accounting requirements and other rules and regulations of the SEC to be included in the Registration Statement and (ii) set forth in the Business Combination Agreement.

Pursuant to the Seller Joinders, the Joining Sellers agreed to make certain representations and warranties relating to, among other things, their ability to enter into the transactions contemplated by the Business Combination Agreement and their ownership of the Flybondi Shares, as well as covenants to support and vote in favor of the Business Combination.

The parties also agreed to take all reasonably necessary action so that, effective at the Closing, the board of directors of FB Parent (the “Post-Closing Board”) will consist of seven individuals, a number of whom shall be independent directors in accordance with the requirements of The Nasdaq Stock Market LLC (“Nasdaq”). Six of the members of the Post-Closing Board will be designated by a majority in interest of the Sellers and one will be designated by the Sponsor. The Business Combination Agreement further provides that, unless otherwise agreed by Flybondi, the officers of Flybondi as of immediately prior to the Closing will serve as the initial officers of FB Parent upon the Closing.

Flybondi agreed that, in connection with Integral 1’s expected excise tax liability as of December 31, 2023 in the amount of $900,000, Flybondi and/or Cartesian Capital Group, LLC (“Cartesian” and, together with Flybondi, the “Cartesian Escrow Parties”) shall fund an aggregate amount of $900,000 (the “Escrow Amount”) into escrow on or before December 15, 2023, pursuant to the terms of an escrow agreement.

The escrow agreement shall provide that the Escrow Amount shall be released to Integral 1 on April 26, 2024 (the “Escrow Release Date”) solely for the purpose of Integral 1 paying the excise tax liability and that if, after funding of the Escrow Amount but before the Agreement End Date, (i) Integral 1 provides a termination notice to the Company under this Agreement other than with respect to a termination pursuant to Flybondi’s uncured material breach of the Business Combination Agreement, (ii) Integral 1 initiates its liquidation or publicly announces its intention to liquidate, or (iii) Integral 1 ceases to undertake commercially reasonable efforts to reach the Closing in breach of the Business Combination Agreement, then (x) if prior to the release of the Escrow Amount to Integral 1, the escrow agent shall release the Escrow Amount to the Cartesian Escrow Parties, and (y) if after to the release of the Escrow Amount to Integral 1, Integral 1 shall pay to the Cartesian Escrow Parties an amount in cash equal to the Escrow Amount.

Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except for those covenants and agreements that by their terms are to be performed after the Closing and certain confidentiality obligations.

Conditions to Closing

Mutual Conditions

The obligations of each party to consummate the proposed Business Combination are subject to the satisfaction or waiver of the following conditions:

(a) the approval of the Integral 1 stockholders, by the applicable vote of the holders of the outstanding shares of Integral 1 common stock, of the proposals contained in the Business Combination Agreement in accordance with Integral 1’s governing documents (collectively, the “Integral 1 Stockholders’ Approval”) will have been obtained;

(b) all waiting periods (and any extensions thereof) applicable to the proposed Business Combination under any Antitrust Law, and any commitments or agreements (including timing agreements) with any Governmental Authority not to consummate the proposed Business Combination before a certain date, will have expired or been terminated, and all other Regulatory Approvals will have been obtained;

(c) the Registration Statement will have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement will have been issued and no proceedings for that purpose will have been initiated or threatened by the SEC and not withdrawn;

(d) no Governmental Authority will have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Governmental Order that is then in effect and which has the effect of making the proposed Business Combination illegal or which otherwise prevents or prohibits consummation of the proposed Business Combination; and

(e) FB Parent’s initial listing application with Nasdaq in connection with the proposed Business Combination will have been approved and the FB Parent ordinary shares (including, for the avoidance of doubt, the FB Parent ordinary shares to be issued pursuant to the proposed Business Combination) will have been approved for listing on Nasdaq.

Integral 1 Conditions

The obligations of Integral 1 to consummate the proposed Business Combination are subject to the satisfaction or waiver of the following additional conditions:

(a) each of the representations and warranties of Flybondi, FP Parent and Merger Sub being true and correct on and as of the Closing Date as if made on the Closing Date (subject to certain exceptions and an overall “Material Adverse Effect” standard);

(b) each of the covenants of Flybondi and the Sellers to be performed as of or prior to the Closing will have been performed in all material respects;

(c) there has not been any event that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and be continuing;

(d) FB Parent having received from the Sellers copies of executed stock transfer forms in respect of Flybondi Shares representing at least 88.5% (as rounded to one decimal place) of the issued and outstanding Flybondi Shares, in a form reasonably acceptable to Integral 1;

(e) Flybondi having delivered a copy of Flybondi’s effective Air Operator Certificate; and

(f) Flybondi having delivered certain certificates and documents as required pursuant to the Business Combination Agreement.

Flybondi and Seller Conditions

The obligations of Flybondi and the Sellers to consummate the proposed Business Combination are subject to the satisfaction or waiver of the following additional conditions:

(a) each of the representations and warranties of Integral 1 contained in the Business Combination Agreement being true and correct on and as of the Closing Date as if made on the Closing Date (subject to certain exceptions and an overall “ Material Adverse Effect” standard);

(b) each of the covenants of Integral 1 to be performed as of or prior to the Closing will have been performed in all material respects, unless failure to so perform would not reasonably be expected to have a Company Material Adverse Effect;

(c) there has not been any Event that has had, or would reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect, as defined in the Business Combination Agreement, and be continuing; and

(d) Integral 1 having delivered certain certificates and documents as required pursuant to the Business Combination Agreement.

Closing

In accordance with the terms and conditions of the Business Combination Agreement, on the Closing Date, the Share Exchange will be consummated and, on the Business Day immediately following the completion of the Share Exchange, the parties will cause the Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware.

Termination

The Business Combination Agreement may be terminated and the proposed Business Combination may be abandoned at any time prior to the Closing, as applicable, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the proposed Business Combination by the stockholders of Integral 1 or the shareholders of Flybondi, as follows:

(a) by mutual written consent of Flybondi and Integral 1;

(b) by written notice from Flybondi or Integral 1 to the other if any Governmental Authority will have enacted, issued, promulgated, enforced or entered any Governmental Order or other Law that has become final and non-appealable and has the effect of making consummation of the proposed Business Combination illegal or otherwise preventing or prohibiting consummation of the proposed Business Combination;

(c) by written notice from Flybondi or Integral 1 to such other party if the Integral 1 Stockholders’ Approval will not have been obtained by reason of the failure to obtain the required vote at the Integral 1 Stockholder Meeting duly convened therefor or at any adjournment or postponement thereof, subject to exceptions and conditions as described in the Business Combination Agreement;

(d) by written notice from Flybondi, if an extension of the date by which Integral 1 must complete its initial business combination (an “Integral 1 Extension”) is not effected and Integral 1 must liquidate in accordance with its Governing Documents;

(e) prior to the Closing, by written notice to Flybondi from Integral 1 if there is an uncured breach of any representation, warranty, covenant or agreement on the part of Flybondi, the Sellers, FB Parent or Merger Sub that would cause the related closing condition to not be satisfied, or the Closing has not occurred on or before November 1, 2024 (the “Agreement End Date”), subject to exceptions and conditions as described in the Business Combination Agreement;

(f) prior to the Closing, by written notice to Integral 1 from Flybondi if there is an uncured breach of any representation, warranty, covenant or agreement on the part of Integral 1 that would cause the related closing condition to not be satisfied, or the Closing has not occurred on or before the Agreement End Date, subject to exceptions and conditions as described in the Business Combination Agreement;

(g) on September 15, 2024, automatically (and without notice by Flybondi or Integral 1), if by such date, the Company has not delivered the applicable audited financial statements pursuant to Business Combination Agreement;

(h) by written notice to Integral 1 from Flybondi, following the Integral 1’s board of directors’ withdrawal, amendment, qualification or modification of its recommendation to the Integral 1 stockholders that they vote in favor of the Integral 1 transaction proposals; and

(i) by written notice to Flybondi from Integral 1, if the Cartesian Escrow Parties do not fund the Escrow Account on or prior to December 15, 2023.

If the Business Combination Agreement is terminated by Integral 1 pursuant to clauses (b), (c), (e), or (i) above, or is automatically terminated pursuant to clause (g) above and within a 12-month period of termination Flybondi enters into a letter of intent, memorandum of understanding or similar agreement, including a definitive agreement, in connection with a merger, acquisition, or similar transaction with a third party, as defined more fully in the Business Combination Agreement (a “Competing Transaction”), or the Company consummates a Competing Transaction, within thirty (30) days, Flybondi shall pay Integral 1 $9,000,000 (the “Break Fee”) by wire transfer of immediately available funds. The Break Fee will be in lieu of any other money damages or another remedy at law available to Integral 1 or Sponsor and shall supersede any claims by Integral 1 or Sponsor related to the Excise Tax Liability.

If the Business Combination Agreement is terminated by Flybondi pursuant to clauses (b), (c), (d), (f), or (h) above or is automatically terminated pursuant to clause (g) above and within a 12-month period of termination, Integral 1 enters into a letter of intent, memorandum of understanding or similar agreement, including a definitive agreement, in connection with a Competing Transaction, or Integral 1 consummates a Competing Transaction, within thirty (30) days, Integral 1 shall pay Flybondi the Break Fee by wire transfer of immediately available funds.

Except as otherwise provided above, if the Business Combination Agreement is terminated, it will become void and of no effect, without liability on the part of any party, other than the liability of Flybondi or Integral 1, as the case may be, for pre-termination fraud or willful and material breach thereof (except that certain obligations related to public announcements, confidentiality, fees and expenses, termination, waiver of claims against the trust, and certain general provisions will continue in effect).

Trust Account Waiver

Flybondi and the Sellers agreed that they would not have, and have irrevocably waived, any claim of any kind in or to any monies in Integral 1’s trust account held for its public stockholders.

Governing Law and Jurisdiction

The Business Combination Agreement is governed by New York law, except with respect to the Share Exchange which is governed by the laws of England and Wales. The parties are subject to the exclusive jurisdiction of the state or federal courts located in New York County, New York.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein. Stockholders of Integral 1 and Flybondi and other interested parties are urged to read the Business Combination Agreement in its entirety. The Business Combination Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about Integral 1, Flybondi, FB Parent or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and to reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Integral 1’s public disclosures.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Flybondi, Integral 1 and the Sponsor executed the Sponsor Support Agreement, pursuant to which, among other things, the Sponsor agreed to (a) vote the shares of Integral 1 common stock held by it in favor of the Business Combination Agreement and each of the Transaction Proposals, (b) not transfer any shares of Integral 1 common stock held by it between the date of the Business Combination Agreement and the Closing, subject to certain exceptions, (c) not redeem any shares of Integral 1 common stock held by it in connection with the Proposed Business Combination and waive its redemption rights, and (d) at Closing, transfer, directly or constructively (including pursuant to a forfeiture and reissuance), 500,000 Founder Shares (as defined therein) and 1,650,000 Founder Warrants (as defined therein), to or as directed by Flybondi, (e) in the event of non-compliance by Integral 1 of certain of its obligations to refund the Escrow Amount to the Cartesian Escrow Parties in connection with the Escrow Agreement, offer the Cartesian Escrow Parties the option to purchase 1,581,250 Founder Shares for $1.00, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement, (e) as promptly as practicable after the Integral 1 Extension (and in any case, within ten (10) Business Days of the date thereof), convert substantially all of the shares of Integral 1 Class B common stock issued and outstanding for a number of validly issued, fully paid and nonassessable shares of Integral 1 Class A common stock and (f) immediately prior to the Closing, convert all bona fide cash loan amounts due from Integral 1 to Sponsor into Integral 1 warrants at a value of $1.00 per warrant.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Lock-Up Agreement

In connection with the Closing, FB Parent and certain holders of FB Parent securities upon the Closing, including the Sponsor, certain Integral 1 directors and executive officers, and certain Sellers will enter into the Lock-Up Agreement, pursuant to which, among other things, each of such holders will agree to not effect any sale or distribution of certain Lock-Up Securities, subject to certain customary exceptions set forth in the Lock-Up Agreement, until the earliest of:

(i) with respect to 15% of the Lock-Up Securities, on the date that is the earlier of six months following the Closing and such date on which FB Parent completes a liquidation event; (ii) with respect to 25% of the Lock-Up Securities, on the date that is the earlier of nine months following the Closing and such date on which FB Parent completes a liquidation event; and (iii) with respect to 25% of the Lock-Up Securities, on the date that is the earlier of the first anniversary of the Closing and such date on which FB Parent completes a liquidation event. For the avoidance of doubt, 35% of the Lock-Up Securities shall not be subject to the lock-up period.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

In connection with the Closing, FB Parent and certain holders of FB Parent securities upon the Closing will enter into the Registration Rights Agreement, pursuant to which, among other things, FB Parent will agree to provide such holders with customary demand and piggyback registration rights with respect to the Covered Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 10.3 hereto and incorporated by reference herein.

Important Information about the Proposed Business Combination and Where to Find It

This communication relates to the proposed Business Combination involving Integral 1 and Flybondi. In connection with the proposed business combination, Integral 1 and Flybondi will become subsidiaries of FB Parent, which will be the going-forward public company.

The proposed Business Combination will be submitted to Integral 1’s stockholders for their consideration and approval. FB Parent intends to file with the SEC a registration statement on Form F-4 (the “Registration Statement”), which will include a proxy statement/prospectus to be distributed to Integral 1’s stockholders in connection with Integral 1’s solicitation of proxies for the vote by Integral 1’s stockholders to approve the proposed Business Combination and other matters as described in the Registration Statement, and certain other related documents, as well as the prospectus relating to the offer of the securities to be issued by FB Parent in connection with the completion of the proposed Business Combination. INTEGRAL 1’s STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, ONCE AVAILABLE, THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (ONCE AVAILABLE) IN CONNECTION WITH INTEGRAL 1’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE BUSINESS COMBINATION, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FLYBONDI, INTEGRAL 1, AND THE PROPOSED BUSINESS COMBINATION. After the Registration Statement has been filed and declared effective, the proxy statement/prospectus and other relevant documents will be mailed to shareholders of Integral 1 as of a record date to be established for voting on the proposed Business Combination. Investors and security holders will also be able to obtain copies of the Registration Statement, any amendments or supplements thereto, the preliminary or definitive proxy statement, once available, and other documents containing important information about each of the companies filed by Integral 1 or FB Parent once such documents are filed with the SEC, without charge, at the SEC’s website at https://www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this current report is not incorporated by reference into, and is not a part of, this current report.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Integral 1, Flybondi, FB Parent, and their respective directors, executive officers, other members of management, and employees may be deemed participants in the solicitation of proxies from Integral 1’s stockholders and Flybondi’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Integral 1 is contained in Integral 1’s filings with the SEC, including Integral 1’s final prospectus relating to its initial public offering, which was filed with the SEC on November 4, 2021, and its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, are each available free of charge at the SEC’s website at https://www.sec.gov. Additional information regarding the interests of such participants and any other persons who may, under SEC rules, be deemed to be participants in the solicitation of Integral 1’s stockholders in connection with the proposed Business Combination will be set forth in the Registration Statement for the proposed Business Combination when available. A list of the names of such participants and information regarding their direct or indirect interests in the proposed Business Combination will be contained in the Registration Statement for the proposed Business Combination when available. You may obtain free copies of these documents, when available, from the sources indicated above.

About Flybondi Limited

Flybondi is Argentina’s largest low-cost carrier and its second-largest airline overall, with more than 1,400 dedicated employees and a growing fleet of Boeing 737-800s. Headquartered in Buenos Aires, Flybondi currently serves 20 destinations across both Argentina and Brazil. Since its launch in 2018, Flybondi has brought the “freedom to fly” to its more than nine million passengers in the country and region. For more information, please visit https://www.flybondi.com.

About Integral Acquisition Corporation 1

Integral Acquisition Corporation 1 is a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. For more information, please visit https://www.integralacquisition.com.

Forward-Looking Statements

Certain statements made in this current report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this current report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “continue,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would,” “target,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are not statements of historical matters but are instead expressions that indicate future events or trends and that intended to identify forward-looking statements, although the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results are difficult or impossible to predict. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Flybondi’s or Integral 1’s control, that could cause actual results or outcomes to differ materially from assumptions and from the results or outcomes predicted in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Although Flybondi and Integral 1 believe that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Flybondi nor Integral 1 can assure you that either will achieve or realize these plans, intentions, or expectations. Important factors, among others, that may affect actual results or outcomes include (i) the occurrence of any event, change, or other circumstances that could give rise to the inability to complete the proposed Business Combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive any other necessary approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of FB Parent to grow and manage growth profitably, maintain key relationships, and retain its management and key employees; (iii) the inability to obtain or maintain the listing of Integral 1’s shares on Nasdaq following the business combination; (iv) costs related to the proposed Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (vi) Integral 1 and Flybondi’s ability to manage growth and execute business plans and meet projections; (vii) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (viii) the outcome of any potential litigation involving Integral 1 or Flybondi; (ix) changes in applicable laws or regulations; (x) failure of Flybondi to comply with laws and regulations applicable to Flybondi’s business; (xi) Flybondi’s estimate of expenses and profitability; (xii) assumptions regarding redemptions by Integral 1’s stockholders and purchase price and other adjustments; (xiii) changes in the competitive environment affecting Flybondi; (xiv) the impact of pricing pressure and erosion on Flybondi; (xv) the failure to obtain additional capital on acceptable terms; (xvi) the failure of Flybondi to respond to fluctuations in foreign currency exchange rates; (xvii) any downturn or volatility general economic and market conditions impacting demand for Flybondi’s services, and in particular economic and market conditions in the travel industry in the markets in which Flybondi operate; (xviii) Flybondi’s estimates of its financial performance; and (xix) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Integral 1’s other filings with the SEC. There may be additional risks that none of Flybondi, FB Parent, or Integral 1 presently knows or that Flybondi, FB Parent, or Integral 1 currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Flybondi’s, FB Parent’s, or Integral 1’s expectations, plans, or forecasts of future events and views of the date of this current report. Flybondi, FB Parent, and Integral 1 anticipate that subsequent events will cause Flybondi’s, FB Parent’s, and Integral 1’s assessments to change. Forward-looking statements speak only as of the date they are made, and none of Flybondi, FB Parent, or Integral 1 undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of Flybondi, FB Parent, or Integral 1 gives any assurance that any of Flybondi, FB Parent, or Integral 1 will achieve expectations.

No Offer or Solicitation

This current report does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This current report also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated October 19, 2023, by and among Integral Acquisition Corporation 1, FB Parent Limited, Gaucho MS, Inc., and Flybondi Limited

10.1	Sponsor Support Agreement, dated October 19, 2023, by and among Flybondi Limited, Integral Acquisition Corporation 1 and Integral Sponsor LLC

10.2	Form of Lock-Up Agreement

10.3	Form of Registration Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) or 601(b)(2), as applicable. The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL ACQUISITION CORPORATION 1

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Chief Executive Officer

Date: October 25, 2023